UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K/A
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Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 18, 2023
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(Exact name of registrant as specified in its charter)
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California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This current report on Form 8-K/A amends the current report on Form 8-K filed by TriCo Bancshares (the “Company”) with the U.S. Securities and Exchange Commission on May 23, 2023, which reported the final voting results of the Company’s 2023 annual meeting of shareholders held on May 18, 2023. The sole purpose of this amendment is to disclose the Company’s decision regarding the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers (“say on pay proposals”). No other changes have been made to the original Form 8-K filed on May 23, 2023.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2023 annual meeting of shareholders on May 23, 2023. A total of 28,760,810 shares of common stock were represented at the meeting in person or by proxy, which was approximately 87% of all shares of common stock outstanding and entitled to vote. In a non-binding advisory vote on the frequency of future say on pay proposals held at the meeting, 22,833,105 shares voted for one year, 226,225 shares voted for two years, 1,823,821 shares voted for three years, 395,232 shares abstained and there were 3,482,425 broker non-votes.

The Company’s board of directors has considered the outcome of this advisory vote and on August 24, 2023 determined, consistent with its recommendation to shareholders in the proxy statement for the 2023 annual meeting and the vote of a majority of the Company’s outstanding shares, that the Company will conduct future votes on say on pay proposals each year until the next advisory vote on the frequency of say on pay votes. The next advisory vote on the frequency of say on pay votes is required to occur no later than the Company’s 2029 annual meeting of shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES
Date: August 25, 2023	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)